Exhibit 10.55

THE COMPANY HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE BRACKETED AND MARKED WITH ASTERISKS ([**]) AND HAVE BEEN OMITTED.  THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SOFTWARE LICENSE AGREEMENT

This Software License Agreement is made and effective as of November 3, 2008 by and between Terillian Technologies Incorporated (“Terillian”) and New Horizons Computer Learning Centers, Inc. (“Licensee”).

RECITALS

WHEREAS, Terillian has developed and owns a software program known as “Labs on Demand” (the “Software”); and

WHEREAS, Licensee and its affiliates are engaged in the delivery of information technology training throughout the world and, in that regard, Licensee is developing a series of industry specific labs to support its learning programs; and

WHEREAS, Licensee believes that the Software will provide a competitive advantage in its industry; and

WHEREAS, Licensee does not want competitors to use the Software, and Terillian has agreed not to grant any rights in or otherwise permit the use of the Software by competitors of Licensee as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, Terillian and Licensee agree as follows:

1.             License.  Terillian hereby grants to Licensee a perpetual and unlimited license to use the Software pursuant to the terms of this Agreement.   Terillian agrees that it shall not grant any rights in the Software to or otherwise permit the use of the Software by a “competitor” of Licensee.  For purposes of this Agreement, a “competitor” of Licensee shall be defined as any business which is engaged in any of the following activities:  (i) the sale and delivery of instructor-led computer training; (ii) the sale and/or delivery of computer-based training and other methods of asynchronous and synchronous online training; (iii) the sale and delivery of any form of electronic training enabled by the Internet or comparable or enhanced forms of electronic technology now existing or hereinafter developed; (iv) the delivery or performance of other computer and professional skills training services that Licensee or its affiliate incorporates into the network of franchisees; (v) the sale and delivery of computer and professional skills classroom training through a modality used by Licensee’s affiliate known as “Mentored Learning”; or (vi) the sale of classroom books and other training products, including third party content vendors’ products.

2.             Restrictions.  Licensee shall not modify, copy, duplicate, reproduce, license or sublicense the Software, or transfer or convey the Software or any right in the Software to anyone else without the prior written consent of Terillian.

3.             Fees.  Licensee shall remit a license fee to Terillian each month based upon the usage of the Software as follows:

[****] Titles Sold (based on $[****] per lab hour)	$[****] USD Per Student Day
[****] Titles Sold (based on $[****] per lab hour)	$[****] USD Per Student Day
[****] Titles Sold (based on $[****] per lab hour)	$[****] USD Per Student Day

4.             Warranty of Title.  Terillian hereby represents and warrants to Licensee that Terillian is the owner of the Software or otherwise has the right to grant to Licensee the rights set forth in this Agreement. In the event any breach or threatened breach of the foregoing representation and warranty, Licensees sole remedy shall be to require Terillian or to either: (i) procure, at Terillian’s  expense, the right to use the Software, (ii) replace the Software or any part thereof that is in breach and replace it with Software of comparable functionality that does not cause any breach, or (iii) refund to Licensee the full amount of the license fee upon the return of the Software and all copies thereof to Terillian.

5.             Warranty of Functionality.   Developer warrants that the Software shall perform in all material respects with regard to its intended use in accordance with industry standards and according to the Terillian specifications concerning the Software, provided that the Software is used with the appropriate computer equipment. In the event of any breach or alleged breach of this warranty, Licensee shall promptly notify Terillian and return the Software to Terillian at Licensee’s expense. Licensee’s sole remedy shall be that Terillian shall correct the Software so that it operates according to its intended use. This warranty shall not apply to the Software if modified by Licensor or if used improperly or on an operating environment not approved by Licensor.

6.             Software Maintenance.  Developer shall provide to Licensee any new, corrected or enhanced version of the Software as created by Terillian or which may be necessary in order to ensure that the Software functions according to its intended purpose. Such enhancement shall include all modifications to the Software which increase the speed, efficiency or ease of use of the Software, or add additional capabilities or functionality to the Software.

7.             Payment.  Terillian shall bill Licensee for all fees due hereunder at the end of each month, and Licensee agrees to pay all undisputed invoices within thirty (30) days of receipt.

8.             Warranty Disclaimer.  TERILLIAN WARRANTIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.             Limitation of Liability.  Terillian shall not be responsible for, and shall not pay, any amount of incidental, consequential or other indirect damages, whether based on lost revenue or otherwise, regardless of whether Terillian was advised of the possibility of such losses in advance.

10.          Notices.  Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

If to Terillian:

Terillian Technologies Incorporated

RR 1 Box 75

Wann, OK   74083

If to Licensee:

New Horizons Computer Learning Centers, Inc.

1900 S. State College Blvd., Suite 120

Anaheim, CA  92806

Attn:  Legal Department

11.          Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of California.

12.          No Assignment.  Neither this Agreement nor any interest in this Agreement may be assigned by Terillian without the prior express written approval of Licensee.  Licensee may assign this Agreement to any of its affiliate companies without the consent of Terillian.

13.          Final Agreement.  This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

14.          Severability.  If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

15.          Headings.  Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

16.          Attorneys Fees.  In any action or proceeding brought by either party to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover its actual attorneys’ fees and all other litigation costs arising from such action or proceeding.

IN WITNESS WHEREOF, Terillian and Licensee have executed this Software License Agreement on the day and year first above written.

NEW HORIZONS COMPUTER LEARNING CENTERS, INC.

By:	/s/ Charles J. Mallon
Charles J. Mallon
EVP & CFO

TERILLIAN TECHNOLOGIES INCORPORATED

By:	/s/ Phyllis Scott
Phyllis Scott
President